Exhibit 10.1

EIGHTH AMENDMENT TO THE AMENDED AND RESTATED
SERIES 2002-2 SUPPLEMENT

This EIGHTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of November 30, 2006, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, the Third Amendment thereto, dated as of November 30, 2004, the Fourth Amendment thereto, dated as of November 28, 2005, the Fifth Amendment thereto, dated as of December 23, 2005, the Sixth Amendment thereto, dated as of February 17, 2006 and the Seventh Amendment thereto, dated as of March 21, 2006, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC, formerly known as AESOP Funding II L.L.C.), a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC, formerly known as Cendant Car Rental Group, Inc.) (“Avis Budget”), a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee and each affected Noteholder of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, the parties desire to amend the Series 2002-2 Supplement to (i) extend the Scheduled Expiry Date and (ii) provide for the delivery by ABRCF to the Administrative Agent of certain information relating to Avis Budget;

WHEREAS, each Acquiring Purchaser Group (as defined below) wishes to purchase a portion of the Transferor Purchaser Group’s (as defined below) Commitment and Purchaser Group Invested Amount under the Series 2002-2 Supplement and the Series 2002-2 Notes pursuant to Section 11.1(e) of the Series 2002-2 Supplement; and

WHEREAS, ABRCF has requested the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and each Series 2002-2 Noteholder to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and the Series 2002-2 Noteholders have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1.  Amendment of Definitions. The following defined term, as set forth in Article I(b) of the Series 2002-2 Supplement, is hereby amended and restated in its entirety as follows:

““Scheduled Expiry Date” means, with respect to any Purchaser Group, November 29, 2007, as such date may be extended in accordance with Section 2.6(b).”

2.  Miscellaneous. The following section is hereby added as Section 11.22 of the Series 2002-2 Supplement:

“Section 11.22. Information. ABCRF shall promptly provide to the Administrative Agent a copy of the financial information and any other materials required to be delivered to ABCRF pursuant to Section 31.5(i) and (ii) under the Leases. The Administrative Agent shall provide copies of all such information and other materials furnished to it by ABCRF pursuant to this Section 11.22 to each Funding Agent.”

3.  Amendment to Schedule I. (a) On the Series 2002-2 Eighth Amendment Effective Date (as defined below), Schedule I to the Series 2002-2 Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule A to this Amendment, which shall (i) first, effect the sale and assignment by Paradigm Funding LLC and WestLB AG, New York Branch (collectively, the “Transferor Purchaser Group”) to Thames Asset Global Securitization No. 1, Inc. and The Royal Bank of Scotland (collectively, the “New Acquiring Purchaser Group”) of a portion of the Transferor Purchaser Group’s respective rights, obligations and commitments under the Series 2002-2 Supplement and the Series 2002-2 Notes pursuant to Section 11.1(e) of the Series 2002-2 Supplement, and (ii) second, effect the sale and assignment by the Transferor Purchaser Group to Atlantic Asset Securitization LLC and Calyon New York Branch (collectively, the “Existing Acquiring Purchaser Group” and, together with the New Acquiring Purchaser Group, the “Acquiring Purchaser Groups”) of the remainder of the Transferor Purchaser Group’s respective rights, obligations and commitments under the Series 2002-2 Supplement and the Series 2002-2 Notes pursuant to Section 11.1(e) of the Series 2002-2 Supplement.

(b)  This Amendment shall, for the purposes of Section 11.1(e) of the Series 2002-2 Supplement, constitute a Purchaser Group Supplement, and the respective transfer of the rights and obligations of the Transferor Purchaser Group to each Acquiring Purchaser Group shall constitute a valid transfer under the terms of such Section 11.1(e).

4.  New Acquiring Purchaser Group and Transferor Purchaser Group. Upon the execution and delivery of this Amendment by the New Acquiring Purchaser Group, the Funding Agent with respect thereto, and the Transferor Purchaser Group on the Series 2002-2 Eighth Amendment Effective Date, (i) the CP Conduit Purchaser, the Funding Agent and the APA Bank with respect to such New Acquiring Purchaser Group shall be parties to the Series 2002-2 Supplement for all purposes thereof and (ii) the CP Conduit Purchaser, the Funding Agent and the APA Bank with respect to such Transferor Purchaser Group shall no longer be parties to the Series 2002-2 Supplement and shall no longer have any obligations in such capacity thereunder, other than as expressly set forth in this Amendment.

5.  Assignments. (a) The Transferor Purchaser Group hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser Group, without recourse, representation or warranty (except as set forth in Section 5(e)(i) hereof), and each Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes from the Transferor Purchaser Group, the respective portion reflected by the amendment to Schedule I effected hereby (such Acquiring Purchaser Group’s “Purchased Percentage”) of the Commitment Amount with respect to the APA Banks included in the Transferor Purchaser Group under the Series 2002-2 Supplement.

(b) The Transferor Purchaser Group has made arrangements with each Acquiring Purchaser Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser Group to such Acquiring Purchaser Group of any Commitment Fees with respect to such Acquiring Purchaser Group’s Purchased Percentage of the Transferor Purchaser Group’s Commitment heretofore received by the Transferor Purchaser Group pursuant to the Series 2002-2 Supplement prior to the Series 2002-2 Eighth Amendment Effective Date and (ii) the portion, if any, to be paid and the date or dates for payment, by such Acquiring Purchaser Group to the Transferor Purchaser Group of Commitment Fees or Series 2002-2 Monthly Interest received by such Acquiring Purchaser Group pursuant to the Series 2002-2 Supplement from and after the Transfer Issuance Date.

(c)  From and after the Series 2002-2 Eighth Amendment Effective Date, amounts that would otherwise be payable to or for the account of the Transferor Purchaser Group pursuant to the Series 2002-2 Supplement shall, instead, be payable to or for the accounts of the Acquiring Purchaser Groups in accordance with their respective Purchased Percentages, whether such amounts have accrued prior to the Series 2002-2 Eighth Amendment Effective Date or accrue subsequent to the Series 2002-2 Eighth Amendment Effective Date.

(d) Each of the Transferor Purchaser Group and each Acquiring Purchaser Group agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of the assignment pursuant to this Section 5.

(e)  By executing and delivering this Amendment, the Transferor Purchaser Group confirms to and agrees with each Acquiring Purchaser Group, and each Acquiring Purchaser Group, separately and not jointly, confirms to and agrees with the Transferor Purchaser Group as follows: (i) other than the representation and warranty that the Transferor Purchaser Group is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2002-2 Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2002-2 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of ABRCF or the performance or observance by ABRCF of any of ABRCF’s obligations under the Indenture, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Purchaser Group confirms that it has received a copy of the Indenture and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iv) each Acquiring Purchaser Group will, independently and without reliance upon the Administrative Agent, the Transferor Purchaser Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture.

(f) By executing and delivering this Amendment, the New Acquiring Purchaser Group confirms to and agrees with the Transferor Purchaser Group as follows: (i) the New Acquiring Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2002-2 Supplement as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Series 2002-2 Supplement; (ii) each member of the New Acquiring Purchaser Group appoints and authorizes the Funding Agent with respect to the New Acquiring Purchaser Group to take such action as agent on its behalf and to exercise such powers under the Series 2002-2 Supplement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Series 2002-2 Supplement; (vii) each member of the New Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the New Acquiring Purchaser Group and (viii) each member of the New Acquiring Purchaser Group confirms that it is an Eligible Assignee.

(g)  The address of the New Acquiring Purchaser Group for notices for the purposes of Section 11.20 of the Series 2002-2 Supplement is:

The Royal Bank of Scotland plc Head of Securitisation 135 Bishopsgate, London EC2M 3UR Telephone: +44 (0) 207 085 6441 Securitisation.support@rbos.com

The Royal Bank of Scotland plc, New York Branch 101 Park Avenue New York, NY 10178 Attention: Frank Guerra Telephone: 212-401-3783 frank.guerra@rbos.com

With a copy to:

RBS Greenwich Capital
600 Steamboat Road
Greenwich, CT 06830
Attention: Mike Zappaterrini
Attention: Joe McElroy
Telephone: 203-618-6257
Telephone: 203-618-6234
michael.zappaterrini@gcm.com
joe.mcelroy@gcm.com

6.  This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

7.  Consent to Extension under Section 2.6(b). Each Purchaser Group, by executing this Amendment hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

8.  This Amendment shall become effective as of the first date (the “Series 2002-2 Eighth Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) all certificates and opinions of counsel required under the Base Indenture or by the Series 2002-2 Noteholders shall have been delivered to the Trustee and the Series 2002-2 Noteholders, as applicable.

9.  From and after the Series 2002-2 Eighth Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

10.  This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

11.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer
By:	/s/ Lori Gebron
Name: Lori Gebron Title: Vice President

THE BANK OF NEW YORK TRUST COMPANY (as successor in interest to The Bank of New York), as Trustee and Series 2002-2 Agent
By:	/s/ Marian Onischak
Name: Marian Onischak Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Barclays Bank PLC as Attorney-in-Fact
By:	/s/ Janette Lieu
Name: Janette Lieu Title: Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Jeffrey Goldberg
Name: Jeffrey Goldberg Title: Associate Director

GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ R. Douglas Donaldson
Name: R. Douglas Donaldson Title: Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Michael Cheng
Name: Michael Cheng Title: Director

By:	/s/ Kevin Tanzer
Name: Kevin Tanzer Title: Director

LIBERTY STREET FUNDING CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ Jill A. Gordon
Name: Jill A. Gordon Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ William R. Collins
Name: William R. Collins Title: Managing Director

PARADIGM FUNDING LLC, as a CP Conduit for the Transferor Purchaser Group
By:	/s/ Evelyn Echevarria
Name: Evelyn Echevarria Title: Vice President

WESTLB AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank for the Transferor Purchaser Group
By:	/s/ Brian Statfeld
Name: Brian Statfeld Title: Managing Director

By:	/s/ Matthew F. Tallo
Name: Matthew F. Tallo Title: Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC., as a CP Conduit Purchaser for the New Acquiring Purchaser Group and under the Series 2002-2 Supplement
By:	/s/ R. Douglas Donaldson
Name: R. Douglas Donaldson Title: Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2002-2 Supplement
By:	/s/ Michael Zappaterrini
Name: Michael Zappaterrini Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH, as an APA Bank under the Series 2002-2 Supplement
By:	/s/ Belinda Wheeler
Name: Belinda Wheeler Title: Senior Vice President

CHARTA, LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Citicorp North America, Inc., as Attorney-in-fact

/s/ Richard C. Simons
By:	Name: Richard C. Simons Title: Vice President

CITIBANK, N.A., as an APA Bank under the Series 2002-2 Supplement
By:	/s/ Hugo Arias
Name: Hugo Arias Title: Vice President

CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2002-2 Supplement
By:	/s/ Richard C. Simons
Name: Richard C. Simons Title: Vice President

JUPITER SECURITIZATION CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Funding Agent under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as an APA Bank under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser for the Existing Acquiring Purchaser Group and under the Series 2002-2 Supplement
By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

CALYON NEW YORK BRANCH, as a Funding Agent and an APA Bank for the Existing Acquiring Purchaser Group and under the Series 2002-2 Supplement
By:	Calyon New York Branch, as Attorney-in-Fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

AVIS BUDGET CAR RENTAL, LLC, as Administrator
By:	/s/ Karen C. Sclafani
Name: Karen C. Sclafani Title: Executive Vice President and Assistant Secretary

SCHEDULE I TO SERIES 2002-2 SUPPLEMENT

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Purchased Percentage
1.	Sheffield Receivables Corporation	Barclays Bank PLC	Barclays Bank PLC	100%	$100,000,000	Yes	10.0%
2.	Atlantic Asset Securitization LLC	Calyon New York Branch	Calyon New York Branch	100%	$100,000,000	No	10.0%
3.	Thames Asset Global Securitization No. 1., Inc.	The Royal Bank of Scotland plc, New York Branch	The Royal Bank of Scotland plc	100%	$100,000,000	No	10.0%
4.	Gemini Securitization Corp., LLC	Deutsche Bank AG, New York Branch	Deutsche Bank AG, New York Branch	100%	$125,000,000	No	12.5%
5.	Liberty Street Funding Corporation	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$125,000,000	No	12.5%
6.	YC SUSI Trust	Bank of America, National Association	Bank of America, National Association	100%	$125,000,000	No	12.5%
7.	Charta, LLC	Citibank, N.A.	Citicorp North America, Inc.	100%	$125,000,000	No	12.5%
8.	Jupiter Securitization Corporation	JPMorgan Chase Bank, National Association	JPMorgan Chase Bank, National Association	100%	$200,000,000	No	20.0%